Supplement to the
Fidelity Advisor® Short Fixed-Income Fund
Class A, Class T, Class B, and Class C
October 30, 2015
Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series II and Fidelity Salem Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Short Fixed-Income Fund and Fidelity Short-Term Bond Fund, a fund of Fidelity Salem Street Trust.

Each fund seeks to obtain a high level of current income consistent with the preservation of capital.

As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor Short Fixed-Income Fund would receive shares of the corresponding class of Fidelity Short-Term Bond Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Short Fixed-Income Fund in exchange for corresponding shares of Fidelity Short-Term Bond Fund equal in total value to the total value of shares of Fidelity Advisor Short Fixed-Income Fund. After the exchange, Fidelity Advisor Short Fixed-Income Fund will distribute the Fidelity Short-Term Bond Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Short Fixed-Income Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, is expected to take place on or about July 15, 2016. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Short Fixed-Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at  1-877-208-0098.

* * *

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable. Shareholders should consult their prospectus for more information regarding Class A shares.

SFI-16-03  April 21, 2016
1.756200.136

Effective March 1, 2016, the following information replaces similar information found in the "Fund Services" section under the heading "Fund Distribution."

Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $250,000B	1.50%	1.52%	1.25%
$250,000 or more	None	None	finders feeC

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $10.00 or less will not pay a sales charge.

C Certain conditions and exceptions apply. See "Finder's Fees" on page 35.

Investments in Class A shares of $250,000 or more may, upon redemption less than nine months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.50% (shares with respect to which a 0.50% finder's fee is paid at the time of purchase) or 0.75% (shares recordkept in a Fidelity Advisor 401(k) Retirement Plan). The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Effective March 1, 2016, the following information replaces similar information found in the "Fund Services" section under the heading "Finder's Fees."

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $250,000 or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.50% of the purchase amount. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.50% if redeemed less than nine months after purchase for any reason, including failure to maintain the account minimum, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Effective March 1, 2016, the following information replaces similar information found in the "Fund Services" section under the heading "Conversion Feature."

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee is paid to intermediaries, after the first nine months of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Supplement to the
Fidelity Advisor® Short Fixed-Income Fund
Class I
October 30, 2015
Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series II and Fidelity Salem Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Short Fixed-Income Fund and Fidelity Short-Term Bond Fund, a fund of Fidelity Salem Street Trust.

Each fund seeks to obtain a high level of current income consistent with the preservation of capital.

As a result of the proposed Reorganization, shareholders of Class I of Fidelity Advisor Short Fixed-Income Fund would receive Class I shares of Fidelity Short-Term Bond Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Short Fixed-Income Fund in exchange for corresponding shares of Fidelity Short-Term Bond Fund equal in total value to the total value of shares of Fidelity Advisor Short Fixed-Income Fund. After the exchange, Fidelity Advisor Short Fixed-Income Fund will distribute the Fidelity Short-Term Bond Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Short Fixed-Income Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, is expected to take place on or about July 15, 2016. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Short Fixed-Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at  1-877-208-0098.

SFII-16-01  April 21, 2016
1.736488.126